EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Emisphere Technologies, Inc. (the “Company”) on Form 10-Q for the quarterly period ending June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Michael V. Novinski, as President and Chief Executive Officer, and Michael R. Garone, as Chief Financial Officer, of the Company certify, pursuant to and for the purpose of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 10, 2009

/s/ Michael V. Novinski
Michael V. Novinski
President and Chief Executive Officer

/s/ Michael R. Garone
Michael R. Garone
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.